Investor Presentation As of March 31, 2023 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements and cause actual results to differ materially from those projected in such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this press release or in other public statements of the Company or its senior management should be considered in light of those factors. Such factors may include risk related to the Company's credit, including that if loan losses are greater than anticipated; the impact of national and local market conditions on the Company's business and operations; the rate of growth (or lack thereof) in the economy generally and in the Company’s service areas; strong competition in the banking industry; the impact of changes in interest rates and monetary policy on the Company’s performance and financial condition; the pending discontinuation of LIBOR as an interest rate benchmark; the impact of technological changes in the banking and financial service industries and potential information system failures; cybersecurity and data privacy threats; the costs of complying with extensive governmental regulation; the impact of changing accounting standards and tax laws on the Company's allowance for loan and lease losses and financial results; the possibility that acquisitions may not produce anticipated results and result in unforeseen integration difficulties; and other risk factors described from time to time in the Company’s public filings, including, but not limited to, the Company’s most recent Annual Report on Form 10-K. Relative to the Company’s dividend policy, the payment of cash dividends is subject to the discretion of the Board of Directors and will be determined in light of then-current conditions, including the Company’s earnings, leverage, operations, financial conditions, capital requirements and other factors deemed relevant by the Board of Directors. In the future, the Board of Directors may change the Company’s dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data presented herein have not been audited by FUSB’s independent registered public accounting firm.

Contents Corporate Profile..…………..……………………………..……………………………………...….…....5 Strategic Focus………………………………………………………………………………...……………8 1Q2023 Highlights………………...……...…..…………………….…………………..………….……....12 Deposit Composition……………………………………………………………………………………...13 Loan Portfolio Trends………………………………………………………………………………………14 Recent Financial Trends………………….…........………………….……………….……….………….20 Risk Management – Capital, Liquidity and Market Sensitivity……...……………………….....….32 Appendix: Non-GAAP Reconciliation….……….....……………………………………………..……36

Company Founded: 1952 Headquarters: Birmingham, AL First US Bank: 15 Branches / 2 LPOs Acceptance Loan Co: 0 Branches (1) Total Assets: $1,026 million Total Loans: $776 million Total Deposits: $898 million Exchange: Nasdaq: FUSB Stock price: $7.48 Tangible BV: $13.02 per share (2) Price to TBV: 57% (3) Market Cap: $43.9 million Annual Dividend: $0.20 (3) Dividend Yield: 2.67% Corporate Profile Information as of 3/31/2023 FUSB permanently closed all Acceptance Loan Company, Inc. (“ALC”) branches to the public in September 2021. See slide 9 for a summary of recent events regarding ALC. Calculations of tangible balances and measures are included in the Appendix. In 4Q2022, the Company raised its quarterly dividend to $0.05 per share from $0.03 per share. The number presented is an annualized total.

Corporate Profile Senior Leadership Team James F. House President and Chief Executive Officer Veteran banker with SouthTrust Bank for 31 years Business consultant 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues Florida Division President with BankTrust from 2009 to 2011 Tenure at FUSB began November 2011 Thomas S. Elley Senior Executive Vice President, Chief Financial Officer CPA holding various positions with Deloitte & Touche LLP over 13-year period Previous banking positions with Regions Financial Corp., Iberiabank Corp., and SouthTrust Bank Tenure at FUSB began October 2013 David P. McCullum Senior Executive Vice President, Commercial Lending Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years CPA Tenure at FUSB began July 2015 William C. Mitchell Senior Executive Vice President, Consumer Lending Veteran consumer lender with 32 years of lending experience CEO and President of Acceptance Loan Company, Inc. (Bank Subsidiary) from 2007 to 2019 Tenure at FUSB began May 1997 Phillip R. Wheat Senior Executive Vice President, Chief Information and Operations Officer Veteran IT and Operations manager with 32 years of experience Experienced in acquisitions, branding, cost mitigation, cyber security, and digital transformation Tenure at FUSB began April 2013 Eric H. Mabowitz Senior Executive Vice President, Chief Risk Officer Veteran Risk and Operations manager with 34 years of experience MBA Tenure at FUSB began March 2008

Corporate Profile First US Bank – Branch and LPO Location Map

` PRIMARY GOALS Grow EPS, ROA and ROE Consistent, diversified loan and deposit growth Adherence to strong credit culture Effective expense control – both interest and non-interest LENDING FOCUS EXPENSE CONTROL LONGER TERM GROWTH EFFORTS Superior organic growth in earning assets Adherence to commercial lending fundamentals: cash flow, debt service coverage and loan-to-value considerations Avoid speculative lending on land and development Minimal exposure to hotels/motels and dine-in restaurants Maintain continuous loan review and loan grading system Consumer lending focused on higher credit scores and geographic and product diversification Strategic Focus Objective: Increase franchise value Maintain strong core deposit franchise while being responsive to the interest rate environment Expand use of current digital offerings among customer base to optimize branch footprint Improve efficiency through process improvement and scale Grow loan production offices to levels that support limited branching Promote use of digital banking offerings to expanded customer base Consider acquisitions to enter new growth markets

Strategic Focus Update on Impact of Strategic Initiatives ALC Initiative: In 3Q2021, the Company undertook certain initiatives as part of a long-term strategy to reduce expenses, fortify asset quality, and focus the Company’s loan growth efforts. The most significant component of these initiatives was the cessation of new business at the Bank’s wholly owned subsidiary, Acceptance Loan Company, Inc. (“ALC”). This initiative, which included the closure of ALC’s branch lending locations, was expected to both reduce the Company’s expense structure and ultimately improve asset quality following the paydown of ALC’s loans. Historically, ALC’s loans have produced substantially higher levels of charge-offs than the Bank’s other loan portfolios. 2022 Impact: In 2022 the Company realized substantial improvement in earnings and operating efficiency largely due to the initiatives implemented in 2021. However, charge-offs of ALC’s loans remained elevated in 2022 as the run-off of the loan portfolio commenced. A summary of key performance ratios impacted by the strategic initiatives includes the following: $4.7 million, or 14.3%, reduction in non-interest expense, comparing 2022 to 2021 Increase in return on tangible common equity to 8.80% in 2022, compared to 5.52% in 2021 Increase in return on average assets to 0.70% in 2022, compared to 0.47% in 2021 Decrease in efficiency ratio to 69.5% in 2022, compared to 80.9% in 2021 Increase in net charge-offs as a percentage of average loans to 0.30% in 2022, compared to 0.16% in 2021 1Q2023 Impact: During 1Q2023, the Company continued to benefit from the improvements in operating efficiency gained in 2022. In addition, the Company’s asset quality trends began to benefit from improved charge-off experience at ALC. Net charge-offs associated with ALC’s loans were reduced to $0.1 million during 1Q2023, compared to $0.4 million in 4Q2022 and $0.5 million in 1Q2022. As of March 31, 2023, remaining loans at ALC totaled $16.9 million, compared to $20.2 million as of December 31, 2022, and $33.8 million as of March 31, 2022. Key performance ratios ae summarized as follows: Increase in annualized return on tangible common equity to 11.05% in 1Q2023, compared to 6.77% in 1Q2022 Increase in annualized return on average assets to 0.85% in 1Q2023, compared to 0.58% in 1Q2022 Decrease in efficiency ratio to 70.8% in 1Q2023, compared to 74.0% in 1Q2022 Decrease in net charge-offs as a percentage of average loans to 0.11% in 1Q2023, compared to 0.32% in 1Q2022

Strategic Focus Building and Maintaining a Diversified Balance Sheet Loan Composition as of 03/31/2023 Deposit Composition as of 03/31/2023

Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Year-Over-Year Earnings Improvement 65.0% year-over-year diluted EPS growth, comparing 1Q2023 to 1Q2022 Diluted EPS of $0.33 in 1Q2023, compared to $0.35 in 4Q2022 and $0.20 in 1Q2022 Net interest margin totaled 4.13% in 1Q2023, compared to 4.27% in 4Q2022 and 3.97% 1Q2022 Year-over-year earnings improvement driven by increased net interest income, combined with reduced provisions for credit loss $0.7 million increase in net interest income in 1Q2023 compared to 1Q2022 $0.5 million decrease in provision for credit losses, comparing 1Q2023 to 1Q2022 Net charge-offs reduced to 0.11% of average assets in 1Q2023, compared to 0.32% in 1Q2022 Balance Sheet Trends Loan growth in 1Q2023 of $2.0 million, or 0.3%, focused on commercial construction and consumer indirect CECL transition adjustment bolstered allowance for loan and lease losses by $2.1 million Enhanced on-balance sheet liquidity via $35.0 million in wholesale brokered deposits obtained in 1Q2023 Excluding brokered deposits, total deposits decreased by $7.4 million, or 0.9% during 1Q2023 CECL adjustment decreased tangible book value as a percentage of tangible assets to 7.50% as of March 31, 2023, compared to 7.84% as of December 31, 2022 Calculated estimate of uninsured/unsecured deposits totaled $165.9 million as of March 31, 2023, or ~18.5% of total deposits 1Q2023 Highlights

Deposit Composition A Stable Core Deposit Base

Loan Portfolio Trends Quarterly Growth by Category

Loan Portfolio Trends Non-Residential CRE and Construction Portfolio Breakdown Non-Residential CRE Breakdown as of 03/31/2023 Construction Breakdown as of 03/31/2023 Non-owner occupied office consists of 22 loans with an average loan size of $1.3 million. The properties are located in Tuscaloosa, AL, Birmingham, AL, and Chattanooga, TN.

Loan Portfolio Trends Indirect Portfolio This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats, horse trailers and cargo trailers. Added Arkansas, Indiana, Iowa, Kansas and Nebraska in late 2022/early 2023. Average yield of 5.53% in 1Q2023 Weighted average credit score of 766 as of 03/31/23 Enhanced geographic diversification of the loan portfolio Indirect Lending Currently Conducted in 17 States: Alabama Arkansas Florida Georgia Indiana Iowa Kansas Kentucky Mississippi Missouri Nebraska North Carolina Oklahoma South Carolina Tennessee Texas Virginia

Loan Portfolio Trends Indirect Portfolio Breakdown Indirect by Collateral as of 03/31/2023(1) Indirect by State as of 03/31/2023(1)(2) (1) Dollars in thousands (2) Represents state in which the participating dealer operates

Loan Portfolio Trends Asset Quality – Decreased charge-offs on ALC loans as portfolio pays down 5 Quarter Annualized Net Charge-offs

Loan Portfolio Trends CECL Adoption Increased ALLL by $2.1 million, with $0.3 million reserved for unfunded commitments A portion of the direct consumer loans and all the branch retail loans are part of the run-off portfolio held by ALC. Due to the nature of the loans, charge off history, as well as the uncertain economic forecast, the allowance for loan and lease losses was substantially higher for these loans under both the CECL model and the incurred loss model.

Recent Financial Trends 5 Quarter Annualized Margin Report Average rates including both Interest-Bearing and Non-Interest-Bearing Deposits Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits

Recent Financial Trends Asset Quality – Nonperforming Assets and Nonperforming Loans Nonperforming Assets (1) Nonperforming Loans (2) Nonperforming Assets: Nonaccrual loans and OREO Nonperforming Loans: Nonaccrual loans

Recent Financial Trends Profitability Metrics – 5 Quarter Trend (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Profitability Metrics – 5 Year Trend (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Balance Sheet Metrics – 5 Quarter Trend

Recent Financial Trends Balance Sheet Metrics – 5 Year Trend

Recent Financial Trends Non-interest Income and Expense – 5 Quarter Trend Non-interest Income Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees Non-interest Expense

Recent Financial Trends Non-interest Income and Expense – 5 Year Trend Non-interest Income Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees Non-interest Expense

Recent Financial Trends Share Price vs. Tangible Book Value (57% as of 03/31/2023)(1) (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Selected Financial Data (1) Calculations of tangible balances and measures are included in the Appendix (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Recent Financial Trends Selected Balance Sheet Information (dollars in thousands) The decrease in shareholder’s equity in 2022 resulted primarily from the decrease in valuations of available-for-sale investment securities, recorded net of tax in accumulated other comprehensive income, resulting from the increasing interest rate environment, as well as repurchases of the Company’s common stock during the year.

Recent Financial Trends Income Statements (dollars in thousands, except per share data)

Risk Management Equity Capital – 5 Quarter Trend (1) Calculations of tangible balances and measures are included in the Appendix.

Risk Management Managing Liquidity and Investment Risk Summary of Securities Portfolio The portfolio is structured with relatively short expected average lives in order to enhance liquidity Weighted average book yield was 2.12% in 1Q2023 Expected average life of securities in the portfolio was 3.7 years 98.7% of the portfolio is available for sale; 1.3% is HTM 82.3% of the portfolio is fixed; 17.7% of the portfolio is floating Net unrealized loss (AFS and HTM) totals 8.3% of book value and 12.6% of Tier 1 Capital Readily Available Liquidity Table below represents readily available sources of liquidity, including cash and cash equivalents, federal funds sold, and other liquidity sources Non-GAAP measure that management views as beneficial to the overall understanding of the Company’s liquidity position – should be considered as a supplement to GAAP-based liquidity measures Calculations are intended to reflect minimum levels of liquidity readily available Compares favorably to estimated uninsured deposits: March 31, 2023: $165.9 million, or 18.5% of total deposits December 31, 2022: $148.3 million, or 17.1% of total deposits.

Risk Management Interest Rate Sensitivity The following table summarizes the forecasted impact on net interest margin and net interest income using a base case scenario given upward and downward movements in interest rates of 100, 200 and 300 basis points (“bps”) based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates. Estimates are as of March 31, 2023, and are based on economic conditions at that time, historical interest rate cycles and other factors deemed by management to be relevant.

Appendix Non-GAAP Reconciliations

Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data) (1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders’ equity (c)

Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200